FORM OF NON-QUALIFIED STOCK OPTION

It is important that you retain this document. This original Non-Qualified Stock Option must be delivered to the Company on exercise or transfer of the option.


THIS NON-QUALIFIED STOCK OPTION (this "Option") is granted effective the --- day of ---------, by TEKO RESOURCES LTD. a British Columbia, Canada corporation (the "Company") to -------------------------- ("Optionee").


 1. Grant of Option. The Company hereby irrevocably grants to Optionee the right and option to purchase all or any part of an aggregate of ------ shares (the "Shares") of common stock, having no par value per share, of the Company (the "Common Stock") on the terms and conditions hereinafter set forth. The options are exercisable in increments of ------- Shares each over the following terms:


                Shares           Term

                SEE ATTACHED SCHEDULE

 2. Exercise Price. The exercise price of this Option shall be CDN. ------ per share (USD) $------) of Common Stock (the "Exercise Price").


 3. Term of Option. Subject to the other provisions of this Option, this Option may be exercised, in whole or in part, at any time or from time to time on or before 5:00 p.m., Mountain Time on the dates indicated under Grant of Option in Item 1 above.

 4. Shareholder's Rights. The Optionee shall have the rights of a shareholder only with respect to Shares fully paid for by Optionee under this Option.


 5.  Adjustment of Exercise Price and Number of Shares.

     a) The number of Shares purchasable on the exercise of this Option and the Exercise Price shall be adjusted appropriately from time to time as follows:

               i) In the event the Company shall declare dividend or make any other distribution on any capital stock of the Company payable in Common Stock, rights to purchase Common Stock, or securities convertible into Common Stock or shall subdivide its outstanding shares of Common Stock into a greater number of shares or combine such outstanding stock into a smaller number of shares, then in each such event, the number of Shares subject to this Option shall be adjusted so that the holder shall be entitled to purchase the kind and number of Shares of Common Stock or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above, had such Option been exercised immediately prior to the happening of such event or any record date with respect thereto; an adjustment made pursuant to this paragraph a) shall become effective immediately after the effective date of such event retroactive to the record date for such event.

               ii) No adjustment in the number of Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Shares purchasable on the exercise of this Option; provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               iii) Whenever the number of Shares purchasable on the exercise of this Option is adjusted, as herein provided, the Exercise Price payable on exercise shall be adjusted by multiplying the Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Shares purchasable on the exercise of this Option immediately prior to such adjustment and the denominator of which shall be the number of Shares so purchasable immediately thereafter.

               iv) Whenever the number of Shares purchasable on the exercise of this Option or the Exercise Price of such Shares are adjusted, as herein provided, the Company shall cause to be promptly mailed by first class mail, postage prepaid, to the Optionee of this Option notice of such adjustment or adjustments and shall deliver a resolution of the board of directors of the Company setting forth the number of Shares purchasable on the exercise of this Option and the Exercise Price of such Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment, together with the computation by which such adjustment was made. Such resolution, in the absence of manifest error, shall be conclusive evidence of the correctness of adjustment.

               v) All such adjustments shall be made by the board of directors of the Company, which shall be binding on the Optionee in the absence of demonstrable error.

          b)   No adjustments shall be made in connection with:

               i)   the issuance of any Shares on the exercise of this Option;

               ii)  the conversion of shares of preferred stock;

               iii) the exercise or conversion of any rights, options, warrants, or convertible securities containing the right to purchase or acquire Common Stock;
               iv) the issuance of additional Shares or other securities on account of the anti-dilution provisions contained in or relating to this Option or any other option, warrant, or right to acquire Common Stock;

               v) the purchase or other acquisition by the Company of any shares of Common Stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Common Stock; or

               vi) the sale or issuance by the Company of any shares of Common Stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Common Stock or other securities pursuant to options, warrants, or other rights to acquire Common Stock or other securities.

6.   Notice of Certain Events.  In the event of:

     a) any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividends or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other rights;

     b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all of the assets of the Company to any other person, or any consolidation, share exchange, or merger involving the Company; or

     c) any voluntary or involuntary dissolution, liquidation, or winding up of the Company, the Company will mail to the Optionee(s) of this Option, at least 20 days prior to the earliest date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, or right; the amount and character of such dividend, distribution, or right, or the date on which any such reorganization, reclassification, transfer, consolidation, share exchange, merger, dissolution, liquidation, or winding up of the Company will occur and the terms and conditions of such transaction or event.

7. Method of Exercise. This Option may be exercised, in accordance with all of the terms and conditions set forth in this Option, by delivery of this Option together with a notice of exercise, a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, indicating the number of Shares which the Optionee then elects to purchase and making payment in full for the Shares in cash. Optionee shall include with the notice of exercise a certified or official bank check payable to the order of the Company in the amount of the full option price of the Shares being purchased for cash.

     As soon as practicable after receipt by the Company of such notice and of payment in full of the option price of all the Shares of Common Stock with respect to which the Option has been exercised, a certificate or certificates representing such Shares of Common Stock shall be issued in the name of the Optionee, or, if the Optionee shall so request in the notice exercising the Option, in the name of the Optionee and another person jointly, with right of survivorship, and shall be delivered to the Optionee. To the extent required by the terms of this Option, all Common Stock shall be issued only upon receipt by the Company of the Optionee's representation that the shares are purchased for investment and not with a view to distribution thereof. If this Option is not exercised with respect to all Shares subject hereto, Optionee shall be entitled to receive a similar Option of like tenor covering the number of Shares with respect to which this Option shall not have been exercised.

8. Availability of Common Stock. During the term of this Option, the Company shall at all times keep available the number of Shares of Common Stock required to satisfy the Option.

9. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

      If an officer or director, the Optionee shall not exercise the Option until such Time as the shareholders of the Company have approved the granting of the Option by the Company and the exercise of the Option by the Optionee.

10. Restrictions on Transfer. The Option and the Shares subject to the Option (collectively referred to as the "Securities") are subject to registration under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities statutes. Optionee acknowledges that unless a registration statement with respect to the Securities is filed and declared effective by the Securities and Exchange Commission and the appropriate state governing agency, the Securities have or will be issued in reliance on specific exemptions from such registration requirements for transactions by an issuer not involving a public offering and specific exemptions under state statutes. Any disposition of the Securities may, under certain circumstances, be inconsistent with such exemptions. The Securities may be offered for sale, sold, or otherwise transferred only if i) registered under the Securities Act, and in some cases, under the applicable state securities acts, or, if not registered,
ii) only if pursuant to an exemption from such registration requirements and only after the Optionee provides an opinion of counsel or other evidence satisfactory to the Company to the effect that registration is not required. In some states, specific conditions must be met or approval of the securities regulatory authorities may be required before any such offer or sale. The Company is under no obligation to register the Securities with the Securities and Exchange Commission or any state agency. If rule 144 is available (and no assurance is given that it will be), only routine sales of the Common Stock in limited amounts can be made after one year following the acquisition date of the Securities, as determined under rule 144(d), in accordance with the terms and conditions of rule 144. The Company is under no obligation to make rule 144 available. In the event rule 144 is not available, compliance with regulation A or some other disclosure exemption may be required before the Optionee can sell, transfer, or otherwise dispose of the Securities without registration. The Company and its registrar and transfer agent will maintain a stop transfer order against the transfer of the Securities, and this Option and any other certificate or agreement representing the Securities is subject to the following legend:

     THE SECURITIES REPRESENTED BY THIS OPTION, AGREEMENT, OR CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

The Company may refuse to transfer the Securities to any transferee who does not furnish in writing to the Company the same representations and warranties set forth in this paragraph and agree to the same conditions with respect to such Securities as are set forth herein. The Company may further refuse to transfer the Securities if certain circumstances are present reasonably indicating that the proposed transferee's representations are not accurate. In any event, the Company may refuse to consent to any transfer in the absence of an opinion of legal counsel, satisfactory to and independent of counsel of the Company, that such proposed transfer is consistent with the above conditions and applicable securities laws.

11. Registration. The Company will utilize its best efforts to file and maintain the effectiveness of a registration statement on form S-8 with the Securities and Exchange Commission covering the issuance of the Shares issuable on exercise of this option and to maintain the effectiveness of such registration statement or a subsequent registration statement or other qualification in order to permit the exercise of this Option as set forth herein, although, there is no guaranty that such registration statement will be effective when the Option is exercised. If no registration statement is effective on the date of exercise of this Option, the Shares will not be issued unless and until there is available to the Company evidence, including representations from the Optionee, that such Shares are being acquired for investment and not for resale, on which the Company may reasonably rely as to the availability of an exemption from registration in issuing such Shares.

12. Assignment of Option. This Agreement shall not be assignable by the Optionee or his legal representative otherwise than by Will or the law of intestacy and the Option may be exercised, during his or her lifetime, only by the Optionee.

     If the Optionee dies on or prior to the Expiry Date while an officer or director of the Company, the Option, or such part thereof as remains unexercised, may be exercised by the legal representative of the Optionee at any time up to and including (but not after) the date one (1) year following the date of death of the Optionee or prior to the close of business on the Expiry Date, whichever is earlier.

     If the Optionee ceases to be an employee of the Company prior to the Expiry Date, the Option shall, on the earlier of the Expiry Date or thirty (30) days from the date the Optionee ceases to be an employee of the Company, terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect to which the Option has not been exercised.

13. Amendments. If at any time during the continuance of this Agreement, the parties deem it necessary or expedient to amend, alter or add to this Agreement, they may do so by means of written agreement between them which shall supplement and form part of this Agreement.

14. Withholdings. If the grant or exercise of this Option is subject to withholding or other trust fund payment requirements of the U.S. Internal Revenue Code or applicable Canadian or U.S. Province, state or local laws, such requirements may, to the extent permitted by the then governing provisions of the Code, be met by the holder of such Option delivering shares of common stock or canceling options or other rights to acquire common stock or by the withholding shares of common stock subject to such Option, all with a fair market value equal to such requirements. To the extent that the holder of this Option is subject to the provisions of section 16(b) of the U.S. Securities Exchange Act of 1934, as amended, payment of the withholding and other trust funds requirements of the foregoing methods shall be subject to the transaction qualifying for an exemption from the provisions of section 16(b) under rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended, or an amendment or successor rule of like tenor.

15. Approval. The terms of this Agreement and any amendments are subject to approval by the regulatory authorities having jurisdiction over the affairs of the Company and, if the Optionee is an insider of the Company within the meaning of the Securities Act, by the shareholders of the Company.

16. Total Stock Options. Total stock options do not exceed 10% of the Company's issued and outstanding share capital (unless under a formal Stock Option Plan) and total options to any one optionee does not exceed 5% of the total issued and outstanding share capital of the Company.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first written above.

LA TEKO RESOURCES LTD.


 By
    -----------------

(printed name) Optionee

Signed, Sealed and Delivered
by (printed name)
in the presence of:
(name)
Signature of Witness


Name (print)

Address

Occupation of Witness

                                   Exhibit A

                                Form of Exercise
                  (to be signed only upon exercise of Option)



TO:  LA TEKO RESOURCES LTD.


The undersigned, the owner of the attached Option, hereby irrevocably elects to exercise the purchase rights represented by the Option for, and to purchase
thereunder,           shares of Common Stock of La Teko Resources Ltd.  Enclosed
is payment in the amount of $          , the exercise price of the Common Stock
to be acquired, in the form of (insert description of manner of payment)
Please have the certificate(s) registered in the name of                      ,
Social Security No.                   and delivered to the following address:




If this exercise does not include all of the Common Stock covered by the attached Option, please deliver a new option of like tenor for the balance of the Common Stock to the undersigned at the foregoing address.

DATED this       day of                , 199   .


             Signature of Optionee (Signature must be guaranteed by
                       a bank or securities broker-dealer)

Signature Guarantee:






                      DECLARATION OF STOCK OPTION POSITION
                (This form is to be completed by the Optionee.)


                            INCENTIVE STOCK OPTIONS
TO:  The Vancouver Stock Exchange

RE:                  incentive stock options in La Teko Resources Ltd.
     ("Company") at a price of CDN $           per share, granted on the
     day of           , 199   (the "Options").  The Options are subject to
     Paragraph (1b) of the Non-Qualified Stock Option Agreement dated       and
     are exercisable over the term which is set out in the Agreement.

I,             , HEREBY CERTIFY that the aforesaid non-transferable options have been granted to me in compliance with the requirements of V.S.E. Policy 23; and more particularly that at the time of grant, I was not aware of any change in the affairs of the Company which might have affected the trading price or value of the Company's shares and which had not been disclosed to the public. If the Company is classified as a Venture Company as of the date of this declaration, I confirm that I have not been granted a stock option in the Company within 2 years of the date of grant of the above Options.

I am a director of the Company, or of          , a subsidiary of the Company, or
I am an individual employed by        , a company providing management services
to the Company.  (If an employee, my job description is         and I work
hours per week for the Company or its subsidiaries.)

I HEREBY FURTHER CERTIFY (complete either Part I or Part II as applicable):

                                     PART I


THAT I do not currently have any outstanding options granted by any listed company.


DATED this           day of               , 199  .



                                   SIGNATURE:







                                    PART II

THAT I hold as of the date of this Declaration outstanding stock options which have been granted to me by the Company and/or other listed companies as follows:


Name of Listed Company             Date of Grant            Outstanding Balance












(Complete on separate sheet if insufficient space)

DATED this       day of             , 199

SIGNATURE:



Enforcement action by the Vancouver Stock Exchange, the British Columbia Securities Commission or other regulatory authorities may result if a person makes a statement in this document that, at the time, and in light of the circumstances under which it was made, is a misrepresentation.




           THIS DOCUMENT WILL BE PLACED IN THE COMPANY'S PUBLIC FILE


                             SCHEDULE OF OPTIONEES


       NAME             NUMBER     EXERCISE      EXPIRATION
                          OF        PRICE           DATE
                        SHARES
-----------------      -------     --------     -------------
DIRECTORS
  Gerald G. Carlson    500,000       $1.85      12/10/2001-04
  Robert W. Gentry     100,000        1.60      11/16/2000-03
                       100,000        2.50        3/14/2001
  Gordon Fretwell      100,000        1.60      11/24/2000-03
  John R. Hardesty     100,000        1.60      11/16/2000-03
  John S. Auston       100,000        2.41      06/18/2001-04
  Douglas R.           100,000        2.41      06/18/2001-04
  Beaumont

PREVIOUS DIRECTORS:
  Jack Layne           100,000        1.60        8/17/1999
                       100,000        1.60       11/16/2000
  David Tinsley         25,000        1.60       06/05/1997